Deferred Financing Fees and Debt Issuance Costs	12 Months Ended
Dec. 31, 2024
Debt Issuance Costs, Net [Abstract]
Deferred Financing Fees and Debt Issuance Costs

4. DEFERRED FINANCING FEES AND DEBT ISSUANCE COSTS

In relation to the Company’s Subscription Agreement pursuant to which the Company sold $6.0 million of its note (Note 12) the Company capitalized $2.2 million of debt issuance costs. These costs are initially capitalized on the consolidated balance sheet as debt issuance costs and amortized to interest expense using the effective interest method. In addition, the Company paid the $6.0 million of Note Payable plus accrued interest due for Subscription Agreement. As a result, the Company expensed the full outstanding amount capitalized as debt issuance costs of $0.9 million during the year ended December 31, 2023.

On the new $35.0 million Subscription Agreement, the Company also capitalized $6.9 million of debt issuance costs. These costs are also initially capitalized on the Consolidated Balance Sheets as debt issuance costs, net of Note Payable and amortized to interest expense using the effective interest method. The Company amortized $0.6 million and $0.2 million of the related debt issuance costs during the years ended December 31, 2024 and 2023, respectively. In addition, as of December 31, 2024 and 2023, debt issuance costs totaled $6.0 million and $6.6 million, respectively, and are included in Note Payable, net of debt issuance costs in the Consolidated Balance Sheets.